                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                             (Amendment No. __)


Filed by the Registrant    /X/
Filed by a Party other than the Registrant    /   /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/  /     Confidential, For Use of the Commission Only (as
         permitted by Rule 14a-6(e)(2))
/  /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

          Alliance Variable Products Series Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/   /    Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
              transaction applies:
--------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
              applies:
--------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------
         (5)  Total fee paid:
--------------------------------------------------------------
 /  /    Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[Alliance Capital Logo]

                        Alliance Variable Products Series Fund, Inc.
                         - Premier Growth Portfolio
_______________________________________________________________

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
________________________________________________________________

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                              December 12, 2000

To the Stockholders of Alliance Variable Products Series Fund, Inc. - Premier Growth Portfolio:

         Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance Variable Products Series Fund, Inc, - Premier Growth Portfolio, a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m., to consider and vote the following, which is more fully described in the accompanying Proxy Statement dated October [__], 2000:

    1. To approve an amendment of the Fund's fundamental policy relating to the Fund's investment in U.S. Companies; and

    2. To transact such other business as may properly come before the Meeting.

         The Board of Directors has fixed the close of business on October 20, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

         The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

         The Board of Directors recommends approval of the proposal.

                                  By Order of the Board of Directors,

                                  Edmund P. Bergan, Jr.
                                  Secretary

New York, New York
October [__], 2000

---------------------------------------------------------------

                           YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save any additional cost of further proxy solicitation.
---------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                               PROXY STATEMENT

   Alliance Variable Products Series Fund, Inc. - Premier Growth Portfolio


                         1345 Avenue of the Americas
                          New York, New York 10105

                              ----------------

                       SPECIAL MEETING OF STOCKHOLDERS

                              December 12, 2000

                              ----------------

                                INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Variable Products Series Fund, Inc. - Premier Growth Portfolio (the "Fund"), a Maryland corporation, to be voted at the Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m. Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by Alliance Capital Management L.P., the Fund's investment adviser ("Alliance").

         The Board of Directors has fixed the close of business on October 20, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of [_________] shares of common stock, representing all classes of shares, each share being entitled to one vote. As of the Record Date, participating insurance companies, on behalf of their separate accounts, were stockholders of record. The insurance companies will vote shares of the Fund held by them in accordance with voting instructions received from contract owners for whose accounts the shares are held.

         Contract owners have voting rights in relation to the account value maintained in the participating insurance company sub-accounts. You do not have voting rights in relation to account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments. The participating insurance companies will vote the shares of the Fund in the manner directed by contract owners. Contract owners give instructions equal to the number of shares represented by the sub-account units attributable to their annuity. The insurance company will vote the shares attributable to assets held in the sub-accounts solely for the participating insurance company rather than on behalf of contract owners, or any shares as to which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions. For proxies received with no instructions on how to vote, the insurance company will vote those shares FOR the proposal. The participating insurance companies will provide contract owners with proper forms and proxies to enable them to provide voting instructions to the insurance company.

         All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the approval of an amendment to the Fund's fundamental policy relating to the Fund's investments in U.S. Companies (the "Proposal"). Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

         Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). Abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have no effect on the outcome of the Proposal. If any proposal, other than the Proposal, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

         A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one third of the shares entitled to vote for the Fund at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on the Proposal will be voted against adjournment.

         The Fund has engaged Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. SCC will receive a fee of $ [________] for its services plus reimbursement of out-of-pocket expenses.

                                PROPOSAL ONE

                       APPROVAL OF A PROPOSAL TO AMEND
                THE FUNDAMENTAL INVESTMENT POLICY OF THE FUND
                  RELATING TO INVESTMENTS IN U.S. COMPANIES

         The Fund currently has a fundamental policy to invest at least 85% of its total assets in equity securities of "U. S. Companies". A "U.S. Company" is defined as a company that (i) is organized under United States Law,
(ii) has its principal office in the United States, and (iii) issues equity securities that are traded principally in the United States. At a meeting on September 26, 2000, the Board of Directors of the Fund approved Alliance's recommendation to (i) reduce the 85% limitation to 80% (ii) remove the definition of "U.S. Company", and in lieu of defining U.S. Company, adopt a new definition of "Non-U.S. Company" for the purposes of the policy. The Board further resolved to recommend these changes to the Fund's stockholders for their approval.

         In recommending these changes, Alliance advised the Board that in recent years many companies had become more global in nature, expanding their business and markets outside the United States. At the same time, many of these companies continue to have a very significant business presence in the United States and continue to issue securities that trade predominately in the United States. Alliance advised the Board that in order to enable the Fund to continue to invest in the same companies as it has in the past, the definition of '"U.S. Company" should be removed and, instead, Alliance proposed that the Directors adopt a new definition of "Non-U.S. Company" to be applicable to the Fund. One of the main goals of the proposed definition is to address the situation of an issuer, which has in the past been considered to be a U.S. Company, but which reorganizes outside the U.S. or moves its principal place of business outside the U.S. and continues to issue securities that trade predominately in the United States. Under this new definition, a "Non-U.S. Company" would be a company that (i) is organized outside the United States,
(ii) has a principal place of business outside the United States, and
(iii) issues securities that are traded principally on a stock exchange in a foreign country. Companies that did not fall within the definition of "Non-U.S. Company" would be considered to be U.S. companies for purposes of the Fund's fundamental policy. Alliance advised the Directors that, as a result of these proposals, if approved, a company that was either organized or had a principal place of business outside the United States, but which issued securities principally traded in the United States, would be considered to be a U.S. company.

         In addition, the Alliance advised the Board that it was recommending that the current fundamental requirement that the Fund invest at least 85% of its total assets in U.S. Companies be reduced to 80% to allow the Fund with additional flexibility in managing the Fund's portfolio. Alliance informed the Directors it was recommending this additional change because there are some companies in which the Fund has invested in the past that will be considered to be "non-U.S. Companies" even under the proposed revised definition. This increased latitude will allow the Fund to continue to invest
in the same companies as it has in the past.   Alliance advised the Board that
it did not expect that this change would significantly affect the management of the Fund.

         Approval of the Proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined by the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund. If the stockholders of the Fund do not approve the amendment to the Fund's fundamental policy relating to its investment in non-U.S. Companies, the policy will remain unchanged.

         The Board of Directors of the Fund recommends that the stockholders of the Fund vote "FOR" the approval of the Proposal.

                                 HOW TO VOTE

         You may vote your shares by mail by signing and returning the enclosed card. Please follow the instructions provided with your card.

               INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS

         The principal officers of the Fund and their principal occupations during the past five years are as follows:

         JOHN D. CARIFA, Chairman and President, 55, President, Chief Operating Officer and a Director of Alliance Capital Management Corporation, the general partner of Alliance ("ACMC"), which he has been associated with since prior to 1995.

         KATHLEEN A. CORBET, Senior Vice President, 40, is an Executive Vice President of ACMC, with which she has been associated since prior to 1995.

         ALFRED L. HARRISON, Senior Vice President, 62, is a Vice Chairman of ACMC, with which he has been associated since prior to 1995.

         NELSON R. JANTZEN, Senior Vice President, 55, is a Chairman of ACMC, with which he has been associated since prior to 1995.

         WAYNE D. LYSKI, Senior Vice President, 58, is an Executive Vice President of ACMC, with which he has been associated since prior to 1995.

         RAYMOND J. PAPERA, Senior Vice President, 44, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         ANDREW M. ARAN, Senior Vice President, 42, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         PETER ANASTOS, Senior Vice President, 57, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         BRUCE ARONOW, Vice President, 33, Vice President of ACMC, with which he has been associated since 1999. Prior thereto, he was a Vice President at INVESCO since 1998, a Vice President at LGT Capital Management since 1996 and a Vice President at Chancellor Capital Management prior to 1995.

         EDWARD BAKER, Vice President, 49, is a Senior Vice President and Chief Investment Officer - Emerging Markets of ACMC, with which he has been associated since May 1995. Prior thereto, he was a Senior Vice President of BARRA, Inc. since prior to 1995.

         THOMAS J. BARDONG, Vice President, 55, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         SANDRA YEAGER, Vice President, 35, is a Senior Vice President of ACMC, with which she has been associated since prior to 1995.

         MATTHEW BLOOM, Vice President, 43, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         MARK H. BREEDON, Senior Vice President, 47, has been a Vice President of ACMC and a Director and Vice President of Alliance Capital Management Limited since prior to 1995.

         RUSSEL BRODY, Vice President, 32, is a Vice President of ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard Odier et Cie since prior to 1995.

         NICHOLAS D.P. CARN, Vice President, 42, is a Senior Vice President of ACMC, with which he has been associated since April 1997. Prior thereto, he was a Chief Investment Officer and Portfolio Manager at Draycott Partners.

         PAUL J. DENOON, Vice President, 38, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         DAVID EDGERLY, Vice President, 57, is the General Manager of Alliance Capital Management (Turkey) Ltd., with which he has been associated since prior to 1995.

         VICKI FULLER, Vice President, 43, has been a Senior Vice President of ACMC since 1994. Previously she was Managing Director of High Yield Equitable Capital Management Corporation since prior to 1995.

         GERALD T. MALONE, Vice President, 46, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         MICHAEL MON, Vice President, 30, is a Vice President of ACMC, with which he has been associated since June 1999. Prior thereto he was a Portfolio Manager at Brundage, Stroy and Rose since 1998. Previously, he was employed as an Assistant Vice President at Mitchell Hutchin Asset Management since prior to 1995.

         DOUGLAS J. PEEBLES, Vice President, 34, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         DANIEL G. PINE, Senior Vice President, 48, has been associated with Alliance since 1996. Previously, he was a Senior Vice President of Desai Capital Management since prior to 1995.

         PAUL RISSMAN, Vice President, 43, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         TYLER SMITH, Vice President, 61, is a Senior Vice President of ACMC, with which he has been associated since prior to July 1995.

         JEAN VAN DE WALLE, Vice President, 41, has been Vice President of ACMC since prior to 1995.

         EDMUND P. BERGAN, JR., Secretary, 50, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer, 49, is a Senior Vice President of AFS and a Vice President of AFD, with which he has been associated since prior to 1995.

         ANDREW L. GANGOLF, Assistant Secretary, 46, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE, Assistant Secretary, 39, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1995.

         THOMAS R. MANLEY, Controller, 46, is a Vice President of ACMC, with which he has been associated since prior to 1995.

         The address of Messrs. Carifa, Harrison, Jantzen, Lyski, Papera, Aran, Anastos, Aronow, Baker, Bardong, Bloom, Breedon, Brody, Carn, DeNoon, Edgerly, Malone, Mon, Peebles, Pine, Rissman, Smith, Van De Walle, Bergan, Gangolf, and Pugliese and Mses. Corbet, Yeager, and Fuller is c/o Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Manley is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

         All of the officers of the Fund are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Directors of the Fund beneficially owned more than 1% of the outstanding equity securities of Alliance.

                               STOCK OWNERSHIP

         According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                 Percent of Common
                                                 Stock Based on
Name and Address of     Amount of Beneficial     Shares Outstanding
Beneficial Owner        Ownership and Class      as of the Record Date
-------------------     --------------------     ---------------------




                           REPORTS TO STOCKHOLDERS

         The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                       By Order of the Board of Directors,



                                       Edmund P. Bergan, Jr.
                                       Secretary

New York, New York
October [__], 2000

                        Alliance Variable Products Series Fund, Inc.
                                   - Premier Growth Portfolio








                                                 (LOGO)


                        Alliance Capital Management L.P.



                        ----------


                        NOTICE OF SPECIAL MEETING
                        OF STOCKHOLDERS AND
                        PROXY STATEMENT

                        December 12, 2000





















                                     12
00250292.CB1

PROXY
PROXY

   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. - PREMIER GROWTH PORTFOLIO

        PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD DECEMBER 12, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Premier Growth Portfolio of Alliance Variable Products Series Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints each of Reid Conway and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Time, on December 12, 2000 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.


                             VOTE BY RETURNING THE SIGNED PROXY CARD

                             CONTROL NUMBER:


                             Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                             _____________________________
                             Signature of Stockholder

                             _____________________________
                             Signature of joint owner, if any

                             ______________________________, 2000
                             Dated

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed below. If no direction is made regarding the proposal or other matter, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal listed below, "FOR" any postponement or adjournment of the Special Meeting with respect to the proposal in the event that sufficient votes in favor of the position on the proposal recommended by the Board of Directors are not timely received, and in the discretion of the Proxy holder(s) on any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Statement for a discussion of the proposal.

                             PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]

                                           For          Against      Abstain

1.   Approve an amendment of the           [__]           [__]         [__]
     Fund's fundamental policy
     relating to the Fund's investment
     in U.S. Companies.

Your Board of Directors urges you to vote "FOR" the Proposal.




PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

























                                      2
00250292.CB1

INSTRUCTION CARD               [INSURANCE COMPANY]            INSTRUCTION CARD

               ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. -
                          PREMIER GROWTH PORTFOLIO

         Solicitation of voting instructions in connection with the Meeting of Stockholders to be held December 12, 2000.

        THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE DIRECTORS

         Revoking any such prior instructions, the undersigned instructs the above named insurance company (the "Insurance Company") to vote all the shares of the Premier Growth Portfolio of Alliance Variable Products Series Fund, Inc. (the "Fund") which are held in the account of the undersigned in the Insurance Company variable account at the Meeting of Stockholders to be held at the offices of the Fund, 1345 Avenue of the Americas, New York, New York 10105 on December 12, 2000 at 11:00 a.m. and at any adjournments thereof in accordance with these instructions.

         By signing and dating this card, you instruct the Insurance Company to vote your shares as marked below, or, if not marked, to vote "FOR" the proposal. Please complete and mail this card at once in the enclosed postage-paid envelope.

         The shares of common stock represented by this card will be voted in accordance with the specification made below. If this card is signed and returned and no specification is made, the Insurance Company will vote such shares "FOR" the proposal set forth below. If this card is not returned or is returned unsigned, the Insurance Company will vote such shares in the same proportion as it votes the shares for which it has received instructions. The Directors recommend voting "FOR" the proposal.

              VOTE BY RETURNING THE SIGNED INSTRUCTION CARD
                             OR
              VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                             OR
              VOTE BY TELEPHONE BY CALLING TOLL-FREE: 1-800-597-7836

   PLEASE SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.



                             Date: ________________________, 2000

                             Signature: ______________________________

                             Signature: ______________________________
                                  Sign exactly as name(s) appears

                             IMPORTANT: If joint owners, EITHER may sign this card. When above signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. This card will not be voted unless it is dated and signed.

Please refer to the Proxy Statement for a discussion of the proposal.

                             PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]

                                           For          Against      Abstain

1.   Approve an amendment of the Fund's    [__]           [__]         [__]
     fundamental policy relating to
     the Fund's investment in U.S.
     Companies.


Account Number            Number of Shares                 Card Number






                  PLEASE VOTE, DATE AND SIGN ON THE REVERSE
                AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
           IF YOU ARE NOT VOTING VIA THE INTERNET OR BY TELEPHONE.































                                      2
00250292.CB1